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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2002 (August 13, 2002)

GEORGIA GULF CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9753 (Commission File Number)	58-1563799 (IRS Employer Identification Number)
400 Perimeter Center Terrace, Suite 595, Atlanta, GA (Address of Principal Executive Offices)		30346 (Zip Code)

Registrant's Telephone Number, including area code: (770) 395-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

        (c) Exhibits.

    99.1
    Statement Under Oath of Edward A. Schmitt, Chief Executive Officer

    99.2
    Statement Under Oath of Richard B. Marchese, Chief Financial Officer

Item 9. Regulation FD Disclosure

        On August 13, 2002, pursuant to the requirements of Securities and Exchange Commission Order No. 4-460, the statements under oath of each of Edward A. Schmitt, Chief Executive Officer of Georgia Gulf, and Richard B. Marchese, Chief Financial Officer of Georgia Gulf, were delivered to the Secretary of the Securities and Exchange Commission. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2002
Georgia Gulf Corporation
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1
Statement Under Oath of Edward A. Schmitt, Chief Executive Officer

99.2
Statement Under Oath of Richard B. Marchese, Chief Financial Officer

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  Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX